CONSOLIDATED STATEMENTS OF INCOME (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Revenues:
Search	$ 25,466	$ 22,792	$ 20,011
Products	7,191	5,404	6,717
Other	2,816	1,301	467
Total revenues	35,473	29,497	27,195
Cost of revenues	2,840	1,606	1,505
Gross profit	32,633	27,891	25,690
Operating expenses:
Research and development	7,453	6,607	6,254
Selling and marketing	12,984	5,244	4,616
General and administrative	7,649	4,741	3,334
Total operating expenses	28,086	16,592	14,204
Operating income	4,547	11,299	11,486
Financial income, net	1,293	322	72
Income before taxes on income	5,840	11,621	11,558
Taxes on income	172	3,232	3,545
Net income	$ 5,668	$ 8,389	$ 8,013
Net earnings per Ordinary share:
Basic	$ 0.58	$ 0.87	$ 0.86
Diluted	$ 0.57	$ 0.85	$ 0.84